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                                                                    EXHIBIT 10.9
                     SECOND AMENDMENT TO PURCHASE AGREEMENT

   THIS SECOND AMENDMENT TO PURCHASE AGREEMENT (this "Agreement") is made and entered into this 5 day of May, 1998, by and among SPEAKEASY GAMING OF LAS VEGAS, INC., a Nevada corporation ("Buyer"); BANTER, INC., a Nevada corporation ("Banter"); and SOUTHWEST EXCHANGE CORPORATION, a Nevada corporation ("Exchange Party").

                                 RECITALS

   Buyer and Banter entered into a Purchase Agreement (the "Original Purchase Agreement") dated on or prior to the date of this Agreement relating to the purchase and sale of, among other things, land and improvements located in Clark County, Nevada commonly known as the Cheyenne Hotel. Buyer and Banter entered into a First Amendment to Purchase Agreement (the "First Amendment") dated on or prior to the date of this Agreement. Buyer and Banter wish to further amend and supplement the Original Purchase Agreement, as amended by the First Amendment. The Original Purchase Agreement, as amended by the First Amendment, is hereinafter sometimes referred to as the "Amended Purchase Agreement." Unless otherwise defined herein, capitalized terms in this Agreement have the meanings ascribed to them in the Original Purchase Agreement, as amended by the First Amendment.

   NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

   1. EXCHANGE. Notwithstanding any provisions in the Amended Purchase Agreement to the contrary, it is the overriding intent of Banter not to sell but instead to exchange the Property (the "Relinquished Property") for other property or properties (the "Replacement Property") so as to qualify such exchange under Section 1031 of the Internal Revenue Code of 1986, as amended (the "Code").

   2. TAX CONSEQUENCES. Banter understands that the provisions of Section 1031 of the Code are complex and Banter's attempt to qualify the series of transactions as a tax deferred exchange under Section 1031 of the Code requires advice of competent tax counsel. Banter hereby acknowledges that Banter is not relying on any representations that may be made by Exchange Party or Buyer regarding the tax consequences of the transactions contemplated by the parties to this Rider and Banter shall hold harmless Exchange Party and Buyer from any adverse tax consequences to Banter resulting from any and all provisions of this Second Amendment.

   3. BUYER'S CONSENT. Buyer consents to Banter's assignment to Exchange Party of Banter's rights under the

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Agreement, but not the delegation of duties and such assignment in no way relieves Banter of any of its obligations, covenants or warranties set forth in the Amended Purchase Agreement. Furthermore, Buyer is entering into this Second Amendment as an accommodation to Banter and shall not incur any costs or expense as a result thereof.

   4. ADDITIONAL DOCUMENTS. Banter, Buyer and Exchange Party shall execute such additional documents and instructions to escrow not inconsistent with the provisions of the Amended Purchase Agreement as may be reasonably required to complete the exchange.

   5. USE OF FUNDS. It is understood by Banter and Buyer that all funds which Exchange Party obtains from Buyer upon or before its transfer of the Relinquished Property to Buyer will be paid (through the closing escrow) to and held by Exchange Party in accordance with that certain Exchange Agreement between Banter and Exchange Party. Exchange Party hereby agrees to deposit for Banter all sums it obtains from Buyer upon or before the transfer of the Relinquished Property to Buyer in one or more financial institutions whose accounts are insured by the Federal Deposit Insurance Corporation or as otherwise directed by Banter.

   6. FIRPTA WITHHOLDING ON BANTER. Exchange Party may choose, but shall not be obligated, to comply with the provisions of Section 1445 of the Code by withholding 10% of the value of the Relinquished Property and reporting and paying over such amount to the Internal Revenue Service unless it receives (i) a certification of non-foreign status from Banter in substantially the form provided in Exhibit "A," or (ii) a qualifying statement or withholding certificate from the Internal Revenue Service stating that Banter's maximum tax liability is zero or a reduced amount.

   7. EXCHANGE PARTY INDEMNIFICATION. Banter agrees to indemnify, defend and hold Exchange Party harmless from any and all loss, claims, liabilities, damages, fees, attorney's fees, or costs, including any taxes, interest and penalties hereon, arising under or from the transactions contemplated hereby; provided, however, that the indemnification and hold harmless covenant shall not extend to any claims, liabilities, costs, etc., which result from Exchange Party's gross negligence or willful misconduct. Banter further agrees to indemnify, defend and hold Exchange Party harmless from any federal, state, local or other taxes including interest and ownership or transfer of any property pursuant to this Agreement.

   8. DIRECT DEEDING. Notwithstanding anything contained herein to the contrary, Exchange Party shall in-

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struct closing agents for both the Relinquished Property and the Replacement
Property, to prepare and record a deed or deeds transferring title from Banter directly to the Buyer in the case of the Relinquished Property, or from the seller thereof directly to Banter in the case of the Replacement Property. Said Direct Deeding shall be accomplished for convenience only and shall in no way be construed as a circumvention of Exchange Party's interest in and to either the Relinquished Property or the Replacement Property.

   9. INDEMNIFICATION. Banter agrees to indemnify, defend and hold Buyer harmless from any and all loss, claims, liabilities, damages, fees, attorney's fees or costs, including any taxes, interest and penalties thereon, arising under or from this Second Amendment; provided that the foregoing indemnification and hold harmless covenant shall not extend to any claims, liabilities, costs, etc., which result from Buyer's acts or omissions. The indemnity provisions of this Section 9 of this Second Amendment are limited to loss, claims, liabilities, damages, fees, attorney's fees or costs that: (i) arise from claims or allegations against Buyer; and
(ii) would not have been incurred by Buyer but for the provisions of this Second Amendment. Without limiting the generality of the preceding sentence, the indemnity provisions of this Section 9 of this Second Amendment are not intended and shall not be construed to cover any loss, claims, liabilities, damages, fees, attorney's fees or costs that the Buyer would have suffered or incurred if this Second Amendment had never been entered into and if Buyer acquired the Property under the Original Purchase Agreement, as amended by the First Amendment. Nothing in this Section 9 is intended or shall be construed to abrogate or otherwise impair any of Buyer's rights to indemnification for various matters under the Original Purchase Agreement, as amended by the First Amendment.

   10. SURVIVAL. The provisions of this Second Amendment relating to the acquisition of property and all representations, warranties, covenants, agreements and indemnities made and all other obligations to be performed hereunder, to the extent not performed at or before the closing of any escrow, shall survive the closing of such escrow and shall not be deemed to merge with the deed to the Relinquished Property or the Replacement Property upon delivery or acceptance thereof.

   11. BINDING. This Second Amendment shall inure to the benefit of, and shall be binding upon the parties hereto, their successors in interest and assigns.

   12. ASSIGNMENT. The rights under this Second Amendment may not be assigned without the prior written

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consent of the parties.

   13. COUNTERPARTS. This Second Amendment may be executed in counterparts, each of which when executed shall, irrespective of the date of its execution and delivery, be deemed an original, and said counterparts together shall constitute one and the same Agreement.

   14. MISCELLANEOUS. Except as modified and supplemented by this Agreement, all of the provisions of the Original Purchase Agreement, as amended by the First Amendment, shall remain in full force and effect.

   15. FACSIMILES. This Second Amendment may be executed by one or more facsimile signatures and delivered by facsimile transmission. Facsimile transmission of a copy of this Second Amendment that has been signed by an authorized officer or agent of a party shall have the same force and effect as physical delivery to the recipient of a manually signed copy of this Agreement.

   IN WITNESS WHEREOF, Buyer, Banter and Exchange Party have executed this Agreement on this _____ day of ________, 1998.

                                       BUYER:

                                       SPEAKEASY GAMING OF LAS VEGAS, INC.,
                                       a Nevada corporation

                                       By:
                                          ---------------------------------
                                          Edson R. Arneault, President

                                       SELLER:

                                       BANTER, INC.,
                                       a Nevada corporation

                                       By: Christopher S. Conboy
                                          ---------------------------------
                                       Its: Asst. V.P.
                                           --------------------------------

                                       SOUTHWEST EXCHANGE CORPORATION,
                                       a Nevada corporation

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

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